Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS
FOURTH QUARTER 2021 FINANCIAL AND OPERATING RESULTS
FRISCO, TEXAS, February 15, 2022 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and year ended December 31, 2021.
Highlights of 2021's Fourth Quarter
•Generated free cash flow from operations of $105 million in the quarter and $262 million for the year.
•Generated free cash flow including acquisition and divestiture activity of $204 million in the quarter and $343 million for the year.
•Paid down $190 million of debt in the quarter.
•Adjusted EBITDAX increased 41% to $297 million.
•Operating cash flow (excluding working capital changes) increased 62% to $250 million or $0.90 per diluted share.
•Fourth quarter capital spending was $140 million for drilling and completion activities and $39 million for acquisition activities.
•Production increased 12% to 1,348 MMcfe per day (99% natural gas).
•Revenues, after realized hedging losses, were $380 million, 37% higher than 2020's fourth quarter.
•Adjusted net income to common stockholders was $99 million for the quarter or $0.37 per diluted share.
Financial Results for the Three Months Ended December 31, 2021
Revenues in the fourth quarter of 2021 totaled $379.9 million (inclusive of realized hedging losses of $275.5 million). Net cash provided by operating activities (excluding changes in working capital) generated in the fourth quarter was $249.8 million, and net income available to common stockholders for the fourth quarter of 2021 was $356.0 million ($1.30 per diluted share). Net income in the quarter included a pre-tax $469.8 million unrealized gain on hedging contracts held for risk management and a $162.2 million loss on the sale of the Company's Bakken assets. Excluding these items and certain other unusual items, adjusted net income available to common stockholders for the fourth quarter of 2021 was $98.8 million, or $0.37 per diluted share.
Comstock's production cost per Mcfe in the fourth quarter was $0.67 per Mcfe, which was comprised of $0.28 for gathering and transportation costs, $0.21 for lease operating costs, $0.10 for production and other taxes and $0.08 for cash general and administrative expenses. Production cost was $0.65 per Mcfe in the third quarter of 2021 and $0.60 in the fourth quarter of 2020. Comstock's unhedged operating margin was 87% in the fourth quarter of 2021 and 78% after hedging.
Financial Results for the Year Ended December 31, 2021
Revenues for the year ended December 31, 2021 totaled $1.4 billion (inclusive of realized hedging losses of $419.9 million). Net cash provided by operating activities (excluding changes in working capital) was $908.2 million, and the Company reported a net loss available to common stockholders for the year ended December 31, 2021 of $259.2 million ($1.12 per share). The net loss during the year included a pre-tax $140.9 million unrealized loss on the change in fair market value of the Company's hedging contracts, a $352.6 million loss on the early retirement of the Company's 9.75% and 7.50% senior notes and a $162.2 million loss on the sale of the Company's Bakken assets. Excluding these items and certain other unusual items, adjusted net income available to common stockholders for 2021 was $303.0 million, or $1.16 per diluted share.
Fourth Quarter Drilling Results
Comstock drilled nine (7.0 net) operated horizontal Haynesville/Bossier shale wells in the fourth quarter of 2021 which had an average lateral length of 11,163 feet. The Company also participated in an additional nine (0.5 net) non-operated Haynesville shale wells in the fourth quarter of 2021. Comstock turned 27 (8.6 net) wells to sales in the fourth quarter of 2021 and currently expects to turn an additional 13 (8.1 net) wells to sales in the first quarter of 2022.
Since its last operational update in November 2021, Comstock has turned 16 (12.2 net) new operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 23 MMcf per day. The completed lateral length of these wells averaged 10,508 feet.
Included in the wells completed in the fourth quarter were the Company's first 15,000 foot lateral Haynesville shale wells. The Talley 32-29-20 #1 and Talley 32-29-20 #2 were drilled to a total measured depth of 26,848 feet and 27,357 feet, respectively, with completed lateral lengths of 14,685 feet and 15,155 feet, respectively. These wells had initial production rates of 41 and 48 MMcf per day.
2022 Drilling Budget
The Company currently plans to spend approximately $750 million to $800 million in 2022 on drilling and completion activities primarily focused on the continued development of its Haynesville/Bossier shale properties, which includes $60 million to $65 million on infrastructure, workovers and other development costs. Under its current operating plan, Comstock expects to drill 67 (52.1 net) and complete 69 (56.0 net) operated horizontal wells utilizing five to seven rigs during 2022. Comstock also expects to spend an additional $8 million to $12 million on leasing activities in 2022.
The program will be funded entirely through operating cash flow and the Company is expected to generate substantial free cash flow in 2022 which it will use to retire debt and initiate a return of capital program once the Company reaches its leverage target.

Other Matters
Comstock has planned a conference call for 10:00 a.m. Central Time on February 16, 2022, to discuss the fourth quarter of 2021 operational and financial results. Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live webcast or dial 844-776-7840 (international dial-in use 661-378-9538) and provide access code 7758087 when prompted. If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com. The web replay will be available for approximately one week. A replay of the conference call will be available beginning at 1:00 p.m. CT on February 16, 2022 and will continue until 1:00 p.m. CT on February 23, 2022. To hear the replay, call 855-859-2056 (404-537-3406 if calling from outside the US). The conference call access code is 7758087.
This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company’s filings with the Securities and Exchange Commission (“SEC”) available on the Company’s website or the SEC’s website at sec.gov.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenues:
Natural gas sales	$641,985	$261,424	$1,775,768	$809,399
Oil sales	13,391	13,347	74,962	48,796
Total oil and gas sales	655,376	274,771	1,850,730	858,195
Operating expenses:
Production and ad valorem taxes	12,673	9,199	49,141	36,967
Gathering and transportation	34,344	29,159	130,940	106,582
Lease operating	26,317	23,342	103,467	102,452
Depreciation, depletion and amortization	110,075	104,284	469,388	417,112
General and administrative	10,991	6,049	34,943	32,040
Exploration	—	—	—	27
Loss (gain) on sale of assets	162,170	(1)	162,077	(17)
Total operating expenses	356,570	172,032	949,956	695,163
Operating income	298,806	102,739	900,774	163,032
Other income (expenses):
Gain (loss) from derivative financial instruments	195,378	81,929	(560,648)	9,951
Other income (expense)	(372)	287	636	1,080
Interest expense	(47,840)	(66,065)	(218,485)	(234,829)
Loss on early retirement of debt	—	—	(352,599)	(861)
Total other income (expenses)	147,166	16,151	(1,131,096)	(224,659)
Income (loss) before income taxes	445,972	118,890	(230,322)	(61,627)
Benefit from (provision for) income taxes	(85,571)	(36,967)	(11,403)	9,210
Net income (loss)	360,401	81,923	(241,725)	(52,417)
Preferred stock dividends and accretion	(4,411)	(4,400)	(17,500)	(30,996)
Net income (loss) available to common stockholders	$355,990	$77,523	$(259,225)	$(83,413)

Net income (loss) per share:
Basic	$1.53	$0.34	$(1.12)	$(0.39)
Diluted	$1.30	$0.30	$(1.12)	$(0.39)
Weighted average shares outstanding:
Basic	231,972	231,377	231,633	215,194
Diluted	276,713	275,127	231,633	215,194

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of December 31,
	2021	2020
ASSETS
Cash and cash equivalents	$30,663	$30,272
Accounts receivable	267,738	145,786
Derivative financial instruments	5,258	8,913
Other current assets	15,077	14,839
Total current assets	318,736	199,810
Property and equipment, net	4,007,146	4,084,550
Goodwill	335,897	335,897
Derivative financial instruments	—	661
Operating lease right-of-use assets	6,450	3,025
Other assets	—	40
	$4,668,229	$4,623,983

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$314,569	$259,284
Accrued costs	135,026	133,019
Operating leases	2,444	2,284
Derivative financial instruments	181,945	47,005
Total current liabilities	633,984	441,592
Long-term debt	2,615,235	2,517,149
Deferred income taxes	197,417	200,583
Derivative financial instruments	4,042	2,364
Long-term operating leases	4,075	740
Asset retirement obligation	25,673	19,290
Other non-current liabilities	24	492
Total liabilities	3,480,450	3,182,210
Mezzanine Equity:
Preferred stock	175,000	175,000
Stockholders' Equity:
Common stock	116,462	116,206
Additional paid-in capital	1,100,359	1,095,384
Accumulated earnings (deficit)	(204,042)	55,183
Total stockholders' equity	1,012,779	1,266,773
	$4,668,229	$4,623,983

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Gas production (MMcf)	123,002	109,013	489,274	450,836
Oil production (Mbbls)	176	340	1,210	1,508
Total production (MMcfe)	124,060	111,052	496,534	459,883

Natural gas sales	$641,985	$261,424	$1,775,768	$809,399
Natural gas hedging settlements (1)	(272,891)	240	(411,798)	122,036
Total natural gas including hedging	369,094	261,664	1,363,970	931,435
Oil sales	13,391	13,347	74,962	48,796
Oil hedging settlements (1)	(2,588)	1,767	(8,077)	12,849
Total oil including hedging	10,803	15,114	66,885	61,645
Total oil and gas sales including hedging	$379,897	$276,778	$1,430,855	$993,080

Average gas price (per Mcf)	$5.22	$2.40	$3.63	$1.80
Average gas price including hedging (per Mcf)	$3.00	$2.40	$2.79	$2.07
Average oil price (per barrel)	$76.09	$39.27	$61.95	$32.36
Average oil price including hedging (per barrel)	$61.38	$44.47	$55.28	$40.88
Average price (per Mcfe)	$5.28	$2.47	$3.73	$1.87
Average price including hedging (per Mcfe)	$3.06	$2.49	$2.88	$2.16

Production and ad valorem taxes	$12,673	$9,199	$49,141	$36,967
Gathering and transportation	34,344	29,159	130,940	106,582
Lease operating	26,317	23,342	103,467	102,452
Cash general and administrative (2)	9,484	4,319	28,145	25,576
Total production costs	$82,818	$66,019	$311,693	$271,577

Production and ad valorem taxes (per Mcfe)	$0.10	$0.09	$0.10	$0.08
Gathering and transportation (per Mcfe)	0.28	0.26	0.26	0.23
Lease operating (per Mcfe)	0.21	0.21	0.21	0.22
Cash general and administrative (per Mcfe)	0.08	0.04	0.06	0.06
Total production costs (per Mcfe)	$0.67	$0.60	$0.63	$0.59

Unhedged operating margin	87%	76%	83%	68%
Hedged operating margin	78%	76%	78%	73%

Oil and Gas Capital Expenditures:
Proved property acquisitions	$21,781	$—	$21,781	$—
Unproved property acquisitions	17,222	6,492	35,871	7,949
Total oil and gas properties acquisitions	$39,003	$6,492	$57,652	$7,949
Exploration and Development:
Development leasehold	$6,159	$5,659	$12,953	$13,022
Exploratory drilling and completion	6,966	—	6,966	—
Development drilling and completion	114,617	155,691	569,141	436,074
Other development costs	12,373	8,480	39,168	34,572
Total exploration and development capital expenditures	$140,115	$169,830	$628,228	$483,668

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net income (loss) available to common stockholders	$355,990	$77,523	$(259,225)	$(83,413)
Unrealized (gain) loss from derivative financial instruments	(469,830)	(80,158)	140,934	124,545
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	2,659	5,811	12,621	22,112
(Gain) loss on sale of assets	162,170	(1)	162,077	(17)
Loss on early retirement of debt	—	—	352,599	861
Non-cash accretion from adjusting preferred stock issued in acquisition to fair value	—	—	—	5,417
Impairment of unevaluated oil and gas properties	—	—	—	27
Adjustment to (provision for) benefit from income taxes	47,777	31,408	(106,000)	(19,930)
Adjusted net income available to common stockholders (1)	$98,766	$34,583	$303,006	$49,602

Adjusted net income available to common stockholders per share (2)	$0.37	$0.14	$1.16	$0.23

Diluted shares outstanding	276,713	275,127	275,663	278,554

ADJUSTED EBITDAX:
Net income (loss)	$360,401	$81,923	$(241,725)	$(52,417)
Interest expense (3)	46,811	66,301	218,322	235,218
Income taxes	85,571	36,967	11,403	(9,210)
Depreciation, depletion, and amortization	110,075	104,284	469,388	417,112
Exploration	—	—	—	27
Unrealized (gain) loss from derivative financial instruments	(469,830)	(80,158)	140,934	124,545
Stock-based compensation	1,508	1,730	6,799	6,464
Loss on early extinguishment of debt	—	—	352,599	861
(Gain) loss on sale of assets	162,170	(1)	162,077	(17)
Total Adjusted EBITDAX (4)	$296,706	$211,046	$1,119,797	$722,583

(1)Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Includes realized gains or losses from interest rate derivative financial instruments.
(4)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
OPERATING CASH FLOW (1):
Net income (loss)	$360,401	$81,923	$(241,725)	$(52,417)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(469,830)	(80,158)	140,934	124,545
Deferred income taxes (benefit)	81,377	37,034	(3,565)	(9,409)
Depreciation, depletion and amortization	110,075	104,284	469,388	417,112
Loss on early retirement of debt	—	—	352,599	861
Amortization of debt discount and issuance costs	4,116	9,807	21,703	34,038
Stock-based compensation	1,508	1,730	6,799	6,464
Exploration	—	—	—	27
(Gain) loss on sale of assets	162,170	(1)	162,077	(17)
Operating cash flow	$249,817	$154,619	$908,210	$521,204
(Increase) decrease in accounts receivable	(24,573)	(44,827)	(121,952)	34,555
(Increase) decrease in other current assets	(2,883)	(1,272)	(2,033)	7,019
Increase in accounts payable and accrued expenses	18,091	77,226	74,780	12,923
Net cash provided by operating activities	$240,452	$185,746	$859,005	$575,701

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
FREE CASH FLOW (2):
Operating cash flow	$249,817	$154,619	$908,210	$521,204
Less:
Exploration and development capital expenditures	(140,115)	(169,830)	(628,228)	(483,668)
Preferred dividends	(4,411)	(4,400)	(17,500)	(25,580)
Free cash flow from operations	$105,291	$(19,611)	$262,482	$11,956
Acquisition of oil and gas properties	(39,003)	(6,492)	(57,652)	(7,949)
Proceeds from divestiture of oil and gas properties	138,099	—	138,099	—
Free cash flow after acquisition and divestiture activity	$204,387	$(26,103)	$342,929	$4,007

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, preferred dividend payments, proved and unproved property acquisitions and proceeds from divestiture of oil and gas properties.